SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE DEF14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Winthrop Realty Trust
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WINTHROP REALTY TRUST 7 Bulfinch Place Suite 500 Boston, Massachusetts 02114 (617) 570-4614 ___________________________________________ NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 11, 2010

Dear Shareholders:

You are cordially invited to attend the 2010 Annual Meeting of Shareholders of Winthrop Realty Trust to be held Tuesday, May 11, 2010, at 11:00 A.M., local time, at the offices of Katten Muchin Rosenman, 575 Madison Avenue, 15th Floor, New York, New York 10022, to consider and act upon the following:

1.	To elect seven Trustees to our Board of Trustees to serve for a term of one year and until their respective successors shall be elected and shall qualify;

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2010 fiscal year; and

3.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Only holders of common shares of beneficial interests of record at the close of business on March 31, 2010 shall be entitled to receive notice of, and to vote at, the Annual Meeting, and at any adjournment or adjournments thereof.

All Shareholders are cordially invited to attend the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy, which is solicited by our Board of Trustees, and mail it promptly in the enclosed envelope or authorize your proxy by internet or telephonically to make sure that your shares are represented at the Annual Meeting.  In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

Recently, rule changes were enacted changing how shares held for you in an account with a broker or other nominee (shares held in "street name") are voted in trustee elections.  If your shares are held in street name and YOU do not vote your shares on Proposal One (Election of Trustees), your broker or other nominee can no longer vote them for you and your shares will remain unvoted.  THEREFORE, IT IS VERY IMPORTANT THAT YOU VOTE YOUR SHARES FOR ALL PROPOSALS.

By order of the Board of Trustees

Michael L. Ashner
Chairman and Chief Executive Officer

Boston, Massachusetts
April 5, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2010

The Company’s Annual Report, Notice of Annual Meeting and Proxy Statement
are available at www.edocumentview.com/FUR2010

WINTHROP REALTY TRUST
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MAY 11, 2010

TABLE OF CONTENTS

Page

GENERAL INFORMATION	1
Record Date and Voting Securities	1
Attending the Annual Meeting	1
Solicitation of Votes	2
Voting	2
Quorum; Method of Tabulation	2
Vote Required	3
Annual Report	3
PROPOSAL NO. 1 – ELECTION OF TRUSTEES	3
General	3
Information as to Trustees	3
Recommendation of the Board	5
PROPOSAL NO. 2 – SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	5
Recommendation of the Board	6
Procedures for Audit Committee Pre-Approval of Audit and Permissible
Non-Audit Services of Independent Registered Public Accountant	6
EXECUTIVE OFFICERS	6
THE BOARD, ITS COMMITTEES AND OTHER CORPORATE GOVERNANCE INFORMATION	7
Board Leadership Structure	7
Lead Independent Trustee and Meetings of Independent Trustees	7
Board’s Role in Risk Oversight	7
Board Meetings	8
Board Committees	8
Audit Committee	8
Compensation Committee	9
Nominating and Corporate Governance Committee	9
Conflicts Committee	10
Independence of Trustees	10
Trustee Nominating Process	11
Communication with Trustees	12
Compensation of Trustees	12
CODE OF ETHICS	13
AUDIT COMMITTEE REPORT	13
COMPENSATION DISCUSSION AND ANALYSIS	13
General	13
Executive Compensation Principles	14
Share Options/Grants	14
COMPENSATION COMMITTEE REPORT	14
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	16
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	16
SHAREHOLDER PROPOSALS	18
ANNUAL REPORT	18
CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS	18
MISCELLANEOUS	18

WINTHROP REALTY TRUST
7 Bulfinch Place
Suite 500
Boston, Massachusetts 02114
(617) 570-4614

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 11, 2010

______________

GENERAL INFORMATION

We are sending this Proxy Statement in connection with the solicitation of proxies by our Board of Trustees for the 2010 Annual Meeting of Shareholders to be held at the offices of Katten Muchin Rosenman, 575 Madison Avenue, 15th Floor, New York, New York 10022, on Tuesday May 11, 2010 at 11:00 A.M., and at any adjournment or adjournments thereof, which we refer to as the “Annual Meeting”.  The mailing of this Proxy Statement and the accompanying form of proxy to Shareholders will commence on or about April 5, 2010.  This Proxy Statement is available at www.edocumentview.com/FUR2010.  In this Proxy Statement, all references to the “Trust,” “we,” “our” and “us” mean Winthrop Realty Trust, an Ohio business trust.  All references to “Shareholder” and “you” refer to a holder of record of our beneficial interests designated as common shares, par value $1.00 per share, which we refer to as Common Shares.

At the meeting you will be asked to consider and vote on the following matters:

1.	To elect seven Trustees to our Board of Trustees to serve for a term of one year and until their respective successors shall be elected and shall qualify;

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2010 fiscal year; and

3.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Record Date and Voting Securities

This Proxy Statement is being furnished to all holders of record of Common Shares as of the close of business on March 31, 2010, which we refer to as the “Record Date”.

Only Shareholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.  Shareholders as of the Record Date are entitled to one vote per Common Share on each matter properly submitted at the Annual Meeting.  On the Record Date, there were issued and outstanding 21,137,268 Common Shares.  There was no other class of securities outstanding at the Record Date entitled to vote on the matters to be voted on at the Annual Meeting.  In addition to the Common Shares, at the Record Date there were outstanding 852,000 shares of our Series B-1 Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, which we refer to as “Series B-1 Preferred Shares”, and 144,000 shares of our Series C Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest which we refer to as “Series C Preferred Shares”.

Attending the Annual Meeting

If you would like to attend the Annual Meeting in person, you will need to bring an account statement or other evidence acceptable to us of ownership of your Common Shares as of the close of business on the Record Date.  If you hold Common Shares in “street name” (i.e., through a bank, broker or other nominee) and wish to vote at the Annual Meeting, you will need to contact your nominee and obtain a proxy from your nominee and bring it to the Annual Meeting.

Solicitation of Votes

Our Board of Trustees, which we refer to as the “Board”, is soliciting a proxy in the form accompanying this Proxy Statement for use at the Annual Meeting, and will not vote the proxy at any other meeting. Mr. Michael L. Ashner and Ms. Carolyn Tiffany, or each acting individually, are the persons named as proxies on the proxy card accompanying this Proxy Statement, who have been selected by the Board to serve in such capacity.  Both Mr. Ashner and Ms. Tiffany are members of the Board and executive officers of the Trust.

We will pay the cost of soliciting proxies. We have hired Mackenzie Partners, Inc. to solicit proxies.  In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals and we may reimburse them for their expenses in so doing.  If you hold shares in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee which you must follow in order to have your proxy authorized or you may contact your nominee directly to request these instructions.

Voting

Shareholders may vote on the matters to be voted upon at the Annual Meeting either in person at the Annual Meeting or by proxy.  If you choose to vote by proxy, you may do so in one of three ways, over the Internet, by telephone or by executing and returning the enclosed proxy card.  Once you authorize a proxy, you may revoke that proxy by (1) executing and submitting a later dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) sending a written revocation of proxy to our Secretary at our principal executive office, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, or (4) attending the Annual Meeting and voting in person.  Attending the Annual Meeting without submitting a new proxy or voting in person will not automatically revoke your prior authorization of your proxy.  Only the last vote of a Shareholder will be counted.

Quorum; Method of Tabulation

The holders of a majority of the outstanding Common Shares as of the close of business on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Annual Meeting for quorum purposes.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on discretionary matters, but not on non-discretionary matters.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

The ratification of the appointment of our independent auditor is a “discretionary” item.  NYSE member brokers who do not receive instructions from beneficial owners may vote on this proposal in their discretion, subject to any voting policies adopted by the broker holding your shares.  Due to recent rule changes, the election of Trustees is now considered a “non-discretionary” matter.  NYSE members that do not receive instructions from beneficial owners may not vote on this proposal on their behalf.  Accordingly, if you do not submit voting instructions and your broker or nominee does not have discretion to vote your shares on a matter, your broker will return the proxy card without voting on that matter and your shares will not be counted in determining the outcome of the vote on that matter.  Therefore, if you hold your shares through a broker or nominee, it is critically important that you submit your voting instructions if you want your shares to count in the election of Trustees.

A proxy, in the accompanying form, which is properly executed, duly returned to us and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted (i) FOR the election, as Trustees, of the seven persons who have been nominated by the Board, (ii) FOR the ratification of the selection of PricewaterhouseCoopers LLP, who we refer to as “PwC”, as the independent registered public accounting firm to audit and report upon the consolidated financial statements of the Trust for the 2010 fiscal year, and (iii) in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Annual Meeting.

Vote Required

The affirmative vote of a majority of the votes permitted to be voted at the Annual Meeting (at which a quorum is present), present in person or represented by proxy, that are properly cast is necessary to (i) elect each of the seven nominees for election as Trustees and (ii) to ratify PwC as the Trust’s independent registered public accounting firm to audit and report upon the consolidated financial statements of the Trust for the 2010 fiscal year.

Annual Report

Our Annual Report to Shareholders, which includes financial statements for the fiscal year ended December 31, 2009, is being mailed together with this Proxy Statement to Shareholders entitled to vote at the Annual Meeting.  The Annual Report is not to be regarded as proxy soliciting material.

PROPOSAL NO. 1
ELECTION OF TRUSTEES

General

The Board currently consists of seven members, all of whom are elected by the holders of Common Shares.  Shareholders will be voting at the Annual Meeting for seven persons, that constitutes all of the members of the Board to serve for a term of one year and until their respective successors shall have been elected and shall qualify.  The Board has nominated Michael L. Ashner, Arthur Blasberg, Jr., Howard Goldberg, Thomas McWilliams, Lee Seidler, Carolyn Tiffany and Steven Zalkind for re-election as Trustees.  No other persons have been proposed for nomination to serve as a Trustee.

Shareholders do not have cumulative voting rights with respect to the election of Trustees.  It is the intention of the persons named in the enclosed Proxy Card to vote such proxy "FOR" the election of the named nominees for Trustee unless authorization is withheld on the Proxy Card.  Should any nominee be unable or unwilling to serve as a Trustee, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.   Each of the nominees has represented that they are willing to serve as a Trustee if elected.

Information as to Trustees

Michael L. Ashner, age 57, has been a Trustee since 2004.  Mr. Ashner has been our Chief Executive Officer since December 31, 2003 and Chairman since April 2004.  Mr. Ashner also served as the Executive Chairman and a trustee of Lexington Realty Trust (“Lexington”), a New York Stock Exchange listed real estate investment trust, from December 31, 2006 when Newkirk Realty Trust, Inc. (“Newkirk”) was merged into Lexington to March 20, 2008.  Mr. Ashner previously served as a director and the Chairman and Chief Executive Officer of Newkirk until it was merged into Lexington.  Mr. Ashner also currently serves as the Chief Executive Officer of Winthrop Realty Partners, L.P., a real estate investment and management company, positions he has held since 1996.  Mr. Ashner previously served as a director and Chief Executive Officer of Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. (collectively, the “Shelbourne Entities”), three real estate investment trusts, from August 2002 until their liquidation in April 2004. Mr. Ashner currently serves on the Board of Directors of NBTY, Inc., a manufacturer and distributor of nutritional supplements and during the past five years has served as a director of the following public companies that had a class of securities registered pursuant o Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15 of such Act:  Lexington Realty Trust, Newkirk Realty Trust, Inc., GB Holdings, Inc and Atlantic Entertainment Holdings, Inc.  Mr. Ashner’s experience in opportunistic real estate investing, as well as his performance as our chief executive officer and chairman of our board and his experience as a board member for other large and/or public companies, led the board to conclude that he should again be nominated as a Trustee.

Arthur Blasberg, Jr., age 82, has been a Trustee since 2003.  Mr. Blasberg's activities for the past five years include serving as a receiver appointed by the Superior Court in Massachusetts and as a trustee of various businesses, including real estate investment firms and industrial companies.  Mr. Blasberg was a director and chairman of the audit committee of each of the Shelbourne Entities from August 2002 to their liquidation in April 2004.  Mr. Blasberg also has served as a director of several private companies.  He is an attorney admitted to practice in the Supreme Court of the United States, various federal courts and state courts and served for five years in the general counsel's office of the Securities and Exchange Commission.  Mr. Blasberg’s extensive management experience in various companies including real estate companies, his experience as an audit committee chairperson of several public companies during the past ten years and his performance as our audit committee chairperson, led the board to conclude that he should again be nominated as a Trustee.

Howard Goldberg, age 64, has been a Trustee since 2003.  Mr. Goldberg has been a private investor in both real estate and start-up companies and has provided consulting services to start-up companies since 1999.  From 1994 through 1998, Mr. Goldberg served as President, CEO, and board member of Player’s International, a publicly-traded company in the gaming business prior to its sale to Harrah's Entertainment Inc.  From 2003 through 2005, Mr. Goldberg served as a part-time consultant to Laser Lock Technologies, Inc., LLTI.OB, a publicly-traded development stage company, engaged in the development and marketing of technologies for the prevention of product and document counterfeiting and electronic article surveillance. From 1995 through 2000, Mr. Goldberg served on the board of directors and audit committee of Imall Inc., a publicly-traded company that provided on-line shopping prior to its sale to Excite-at-Home. Mr. Goldberg served as a member of the board of directors and the audit committees of the Shelbourne Entities from August 2002 until their liquidation in April 2004.  Mr. Goldberg has a law degree from New York University and was previously the managing partner of a New Jersey law firm where he specialized in gaming regulatory law and real estate from 1970 through 1994.  Mr. Goldberg’s legal background as well as his experience in senior management of other companies and as a director of other public companies led the board to conclude that he should again be nominated as a Trustee.

Thomas F. McWilliams, age 67, has been Trustee since 2008.  Mr. McWilliams is currently a managing partner and member of the investment committee of Court Square Capital Partners, a private equity company that manages approximately $6 billion in capital, a position he has held since 2006 when Court Square Capital Partners was formed.  From 1983 to 2006, Mr. McWilliams held a similar position with Citigroup Venture Capital, the private equity arm of Citigroup.  During the past five years, Mr. McWilliams served as a director of the following public companies that had a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15 of such Act:  Euramax International, Inc.; MMI Products, Inc.; Remy International, Inc.; Royster-Clark, Inc.; and WCI Communities, Inc.  Mr. McWilliams’ over 15 years of experience in the supervision of the management of numerous companies either as an investor or as a director together with his capital markets knowledge, led the board to conclude that he should again be nominated as a Trustee.

Lee Seidler, age 75, has been a Trustee since 2009.  Dr. Seidler is currently a private investor.  Dr. Seidler serves frequently as an expert witness in accounting and finance cases for various plaintiffs and defendants as well as the U.S. Securities and Exchange Commission.  He testified in 2002 before the Senate Committee on Banking, Housing and Urban Affairs on regulation of the accounting profession and consulted with staff drafting Sarbanes-Oxley which produced the Public Company Accounting Oversight Board (PCAOB).  He was a member of the PCAOB’s Standing Advisory Group.  Mr. Seidler served as a General Partner and Senior Managing Director of Bear, Stearns & Co. from 1981 to 1989.  Dr. Seidler was elected to Institutional Investor’s” All Star" first team of financial analysts for 14 consecutive years (until his retirement) for his analysis of the impacts of accounting and financial reporting and taxes on the decisions of investors.  He was also director of the firm’s 55 person internal audit staff for two years and represented Bear, Stearns in Washington D.C. on legislative issues.  Dr. Seidler is a CPA and has been a member of the boards of directors of numerous public and private companies and has served as chair of the audit committees of these companies.  Dr. Seidler was a professor of accounting and the Price Waterhouse professor of auditing at New York University Graduate School of Business Administration for 22 years.  Dr. Seidler’s recognition as a pre-eminent authority on public accounting and his business experience led the board to conclude that he should again be nominated as a Trustee.

Carolyn Tiffany, age 43, has been a Trustee since 2009.  Ms. Tiffany has been our President since January 1, 2009 and served as our Chief Operating Officer and Secretary from January 8, 2004 to January 31, 2007.  From February 2007 through March 2008 Ms. Tiffany served as a principal and the Chief Operating Officer for High Street Equity Advisors, a private equity real estate firm.  From April 2008 to December 31, 2008, Ms. Tiffany was a private investor.  In addition, Ms. Tiffany served as the Chief Operating Officer and Secretary of Newkirk and its predecessor entities from 1996 to December 31, 2006.  Ms. Tiffany’s real estate experience and her performance as our President led the board to conclude that she should again be nominated as a Trustee.

Steven Zalkind, age 68, has been a Trustee since 2008.  Since 1975, Mr. Zalkind has been a principal of Resource Investments Limited, LLC (“Resource”), a real estate investment firm, acting as either an officer of the General Partner or Managing Member in the acquisition of over 26,000 multi-family apartment units and 2,000,000 square feet of commercial shopping centers and office buildings.  Mr. Zalkind currently serves as the Chairman and Chief Executive Officer of Resource.  Mr. Zalkind was a director of each of the Shelbourne Entities from August 2002 to their liquidation in April 2004 and a director of Newkirk from November 2005 until its merger with Lexington in December 2006.  Mr. Zalkind’s experience in multi-family and commercial real estate investing since 1975 led the board to conclude that he should again be nominated as a Trustee.

Recommendation of the Board

The Board unanimously recommends a vote in favor of the election of Messrs. Ashner, Blasberg, Goldberg, McWilliams, Seidler and Zalkind and Ms. Tiffany to the Board.  Unless otherwise indicated, the accompanying form of proxy will be voted for the nominees listed above.

PROPOSAL NO. 2
SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committee, the Board has selected PwC to serve as the independent registered public accounting firm of the Trust for its fiscal year ending December 31, 2010.

During our past two fiscal years, there were: (i) no disagreements with PwC our independent registered public accounting firm for the years ended December 31, 2009 and 2008, on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference to the subject matter in connection with its report on the Trust’s financial statements for such year; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  Further, PwC’s report on our consolidated financial statements as of and for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Although Shareholder ratification of the Board’s action in this respect is not required, the Board considers it desirable for Shareholders to pass upon the selection of the independent registered public accounting firm and, if the Shareholders disapprove of the selection, the Board would consider other firms for selection as the independent registered public accounting firm for the current fiscal year.

It is expected that representatives of PwC will be present either in person or by telephone conference at the Annual Meeting.

Aggregate fees billed to us for the year ended December 31, 2009 and 2008 represents fees billed by PwC for audit, audit related fees and tax matters.

Type of Fee	Fiscal 2009	Fiscal 2008
Annual Audit and Quarterly Review Fee	$1,096,000	$1,035,000
Audit Related Fees	32,000	83,000
Tax Fees	82,000	93,000
Total	$1,210,000	$1,211,000

Audit fees for the years ended December 31, 2009 and 2008 were for professional services rendered in connection with the integrated audit of our consolidated financial statements and internal control over financial reporting.

Audit Related fees for the year ended December 31, 2009 and 2008 were for services related to review of our Registration Statements on Form S-3 during such years.  In addition audit related fees in 2008 included services for assisting in the response to the Securities and Exchange Commission’s comment letter relating to our 2007 financial statements.

Tax fees as of the years ended December 31, 2009 and 2008 were for services related to tax compliance, tax planning and strategies, and state and local tax advice.

Recommendation of the Board

The Board unanimously recommends a vote in favor of the ratification of the election of PwC to serve as the independent registered public accounting firm of the Trust for its fiscal year ending December 31, 2010.

Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

We have a policy of requiring that the Audit Committee pre-approve all audit and non-audit services provided to us by the independent registered public accounting firm.  During 2009, the Audit Committee approved all of the fees paid by us to PwC.

EXECUTIVE OFFICERS

All officers serve at the discretion of the Board.  Set forth below is certain information regarding our executive officers at March 15, 2010 (biographical information with respect to Mr. Ashner and Ms. Tiffany is set forth above on pages 3 and 4):

Name	Age	Current Position
Michael L. Ashner	57	Chairman and Chief Executive Officer
Carolyn Tiffany	43	President
Peter Braverman	58	Executive Vice President
Thomas Staples	54	Chief Financial Officer
John Alba	39	Chief Investment Officer and Secretary

Mr. Braverman currently serves as our Executive Vice President.  Mr. Braverman previously served as our President and as a Trustee.  Mr. Braverman also currently serves as the Executive Vice President of Winthrop Realty Partners, L.P., a real estate investment and management company, a position he has held since January 1996.  Mr. Braverman served as a director and President of Newkirk until it was merged into Lexington and as a director and Executive Vice President of each Shelbourne Entity from August 2002 until their liquidation in April 2004.

Mr. Staples has been our Chief Financial Officer since January 8, 2004.  Mr. Staples has been with Winthrop Realty Partners, L.P. since 1994 and has served as its Chief Financial Officer since January 1999.  He also served as the Chief Financial Officer of Newkirk until December 31, 2006 when it was merged into Lexington. Mr. Staples also served as Assistant Treasurer of the Shelbourne Entities from August 2002 until their liquidation in April 2004. Mr. Staples is a certified public accountant.

Mr. Alba was appointed our Chief Investment Officer in October 2005 and Secretary in May 2007.  He has served as a Vice President of Winthrop Realty Partners, L.P. since January 1998 where his responsibilities included asset management and investment analysis.

THE BOARD, ITS COMMITTEES AND
OTHER CORPORATE GOVERNANCE INFORMATION

Board Leadership Structure

As described in the our corporate governance guidelines, the Board is permitted to select its Chairman and the Trust's Chief Executive Officer in the manner it considers in the best interests of the Trust at any given point in time.  In this regard, the Board believes that the questions of whether the Chairman of the Board and the Chief Executive Officer should be separate, and if separate, whether the Chairman of the Board should be an outside director or an inside director, should be addressed from time to time as circumstances require.  At present, the Board believes that the combination of these two roles provides more consistent communication and coordination throughout the organization, which results in a more effective and efficient implementation of corporate strategy.  During Mr. Ashner’s tenure, the Board has been satisfied with the Chief Executive Officer performing the functions of the Chairman of the Board because Mr. Ashner has been able to utilize his in-depth knowledge and perspective gained in running the company to effectively and efficiently recommend Board meeting agendas, lead Board discussions on critical issues and create a vital link among the Board, management and shareholders.  Mr. Ashner fulfills his Chairman responsibilities through close interaction with the Committee Chairs and other Board members.

Lead Independent Trustee and Meetings of Independent Trustees

Although the Board has not designated any one Trustee in particular as lead Trustee, Mr. Goldberg, as chairman of the Nominating and Corporate Governance Committee, presides at all meetings of the non-management Trustees (which typically occur before or after each regular quarterly meeting of the Board).  In addition, our current policy regarding the receipt and dissemination of shareholder communications allows our shareholders to communicate directly with any or all of our Trustees.  Further, in addition to formal Board meetings, management holds monthly informal informational calls with the Board at which updates on company matters are provided.  The Board will periodically review its leadership structure to ensure that it remains the optimal structure for our company and our shareholders.

Board’s Role in Risk Oversight

The Board acknowledges its responsibility for reviewing the process for assessing the major risks facing the Trust and the options for their mitigation.  Trustees are entitled to rely on management and the advice of the Trust’s outside advisors and auditors, but must at all times have a reasonable basis for such reliance. This responsibility is addressed in a number of ways.  First, our Audit Committee on a quarterly basis reviews and discusses with management, our internal auditor and our registered public accountant our major risk exposures and the policies management has implemented to monitor such exposures, including the Trust’s financial risk exposures and risk management policies.  Second, we have adopted a Corporate Compliance and Business Ethics Compliance Program which established an Ethics and Compliance Committee, consisting of the Trust’s President, Chief Financial Officer, Internal Auditor, Human Resources Director, and general counsel, or such persons who effectively serve in such capacities or perform the roles attendant thereto.  The Ethics and Compliance Committee conducts an annual compliance risk assessment to include consideration of compliance risk-related information otherwise identified through operation of the Corporate Compliance and Business Ethics Compliance Program (such as information from internal audit reports; reports of possible violations; and issues raised in connection with training sessions).  The Ethics and Compliance Committee also incorporates information about the changing nature of our business (such as the development of new services, the acquisition of new business, the entry into a new venture, the imposition of new requirements, or the entry into new geographical markets) into the risk assessments.  The results of these reviews are reported directly to Audit Committee and the Board.  Third, our Board further oversees risk through provisions of our Declaration of Trust, By-laws and general corporate governance policies which provide that (i) each of our Board Committees consist solely of Trustees who qualify as “independent” under the requirements of the New York Stock Exchange, (ii) a super-majority of our Trustees qualify as independent, (iii) Board approval is required for any acquisition or disposition in excess of $10,000,000 and (iv) approval of our Conflicts Committee is required for approval of any transactions involving a conflict of interest, or potential thereof.

Board Meetings

During 2009, the Board met or acted through written consent 17 times.  Each of the Trustees attended either in person or telephonically 75% or more of the aggregate number of meetings of the Board and Board committees on which the Trustee served in 2009.  It is the policy of the Board to have all members of the Board in attendance at the Annual Meeting, or if unavailable to attend in person, to make arrangement, if possible, to participate by telephone or video conference.  All members of the Board attended in person the 2009 Annual Meeting of Shareholders.

Board Committees

Our Declaration of Trust and our By-laws give the Board the authority to delegate its powers to a committee appointed by the Board.  All committees are required to conduct meetings and take action in accordance with the directions of the Board and the provisions of our By-laws. The Board has appointed four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee, and a conflicts committee.  Certain of the committees' principal functions are described below.

Audit Committee

The Audit Committee:

•	reviews annual and quarterly consolidated financial statements with our management and independent registered public accounting firm;

•	recommends the appointment and reviews the performance, independence, and fees of our independent registered public accounting firm and the professional services they provide;

•	oversees our system of internal accounting controls and the internal audit function; and

•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for audit committees.

The Board has adopted a written charter for the Audit Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

From January 1, 2009 through May 21, 2009, the Audit Committee consisted of Arthur Blasberg, Jr. (Chairman), Howard Goldberg and Steven Zalkind.  Following Mr. Seidler’s election as a Trustee on May 21, 2009, the Audit Committee was reconstituted and Messrs. Blasberg (Chairman), Goldberg and Seidler were appointed as the members of the Audit Committee.  The Audit Committee meets periodically throughout the year both through formal meetings and written consents as well as through informal discussions as necessary.  During the 2009 fiscal year, the Audit Committee met six times and acted through unanimous written consent once.  All members of the Audit Committee attended either in person or by telephone conference call all meetings of the Audit Committee.  Representatives of PwC, our independent registered public accounting firm for the year ended December 31, 2009, attended all meetings of the Audit Committee.  The Audit Committee met on March 2, 2010 with representatives of PwC to discuss our 2009 consolidated financial statements.

The Board has concluded that each member of the Audit Committee is “financially literate” as such term is defined in the listing standards of the New York Stock Exchange and that Mr. Blasberg, the chairman of the Audit Committee, and Mr. Seidler meet the Securities and Exchange Commission definition of "audit committee financial expert".  We are currently in compliance with the listing requirements of the New York Stock Exchange relating to audit committee qualification, and the Board has determined that its Audit Committee possesses sufficient financial expertise to effectively discharge its obligations.

For further information with respect to the Audit Committee, see “AUDIT COMMITTEE REPORT” which begins on page 13 of this Proxy Statement.

Compensation Committee

The Compensation Committee:

•	recommends to the Board the compensation policies and arrangements for our officers, Trustees, advisors and affiliates;

•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for compensation committees; and

•
reviews the “Compensation Discussion and Analysis” section of this Proxy Statement commencing on page 13 of this Proxy Statement and issues its report which can be found on page 14 of this Proxy Statement.

The Board has adopted a written charter for the Compensation Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

From January 1, 2009 through May 21, 2009, the Compensation Committee consisted of Talton Embry (Chairman), Thomas McWilliams and Steven Zalkind.  On May 21, 2009, the Compensation Committee was reconstituted and Messrs. Zalkind (Chairman), McWilliams and Seidler were appointed as the members of the Compensation Committee.  The Compensation Committee met or acted through unanimous written consent two times during the 2009 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee:

•	reviews the qualifications of current and potential Trustees including determining whether they are “independent” under the listing standards of the New York Stock Exchange;

•	reviews each Trustee's continued service on the Board;

•	reviews outside activities of Board members and resolves, to the extent not referred to the Conflicts Committee, any issue of possible conflict of interest related thereto;

•
considers nominees for Trustees submitted in writing to the Chairman of the Nominating Committee (along with other information submitted in accordance with our By-laws and the Declaration of Trust), which are submitted by our executive officers, current Trustees, search firms engaged by the Nominating Committee, if any, by others in its discretion and, nominees for Trustee proposed by a Shareholder in accordance with the terms of our By-laws and Declaration of Trust;

•
considers proposals submitted by Shareholders for inclusion in the proxy statement for our Annual Meeting of Shareholders if they are submitted in writing to the Chairman of the Nominating Committee at our principal address in accordance with the provisions of our By-laws and Declaration of Trust and so long as the submitting Shareholder meets the qualifications and complies with the procedures provided in the proxy rules of the Securities and Exchange Commission.  All such proposals shall be accompanied by information with respect to the submitting Shareholder sufficient for the committee to determine whether such qualifications are met;

•	reviews any other Shareholder communications intended for our management unless such communication is directed to a specific Trustee or Trustees;

•	recommends nominations for members of the Board;

•	reviews and assesses the adequacy of the charters of the Audit Committee, Compensation Committee and Conflicts Committee; and

•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for nominating and corporate governance committees.

The Board has adopted a written charter for the Corporate Governance and Nominating Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  The Board has also adopted Corporate Governance Guidelines which is also available at our website www.winthropreit.com, under the link “Corporate Governance.”  A printed copy of the charter and the guidelines are also available to any Shareholder who requests them in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

From January 1, 2009 through May 21, 2009, the Nominating and Corporate Governance Committee consisted of Howard Goldberg (Chairman), Arthur Blasberg, Jr., Talton Embry and Thomas McWilliams.  On May 21, 2009, the Nominating and Corporate Governance Committee was reconstituted and Messrs. Goldberg (Chairman), McWilliams and Zalkind were appointed as the members of the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee met or acted through unanimous written consent two times during the 2009 fiscal year.

Conflicts Committee

The Conflicts Committee:

•
considers and approves, on behalf of the Trust, all material transactions that relate to conflicts of interests between us and our affiliates, on the one hand, and (i) FUR Advisors LLC, which we refer to as “FUR Advisors”, our external advisor (and any successor advisor), Michael Ashner, and any of their affiliates, (ii) Lexington Realty Trust, The Lexington Master Limited Partnership, or Apollo Real Estate Investment Fund III, L.P. or any of their respective affiliates, (iii) a beneficial owner of more than 4.9% of the issued and outstanding Common Shares, either directly or upon the conversion of any of our preferred shares of beneficial interest, or (iv) a beneficial owner of more than 4.9% of any other entity in which we hold a 10% or greater interest; and

•	advises the Board on actions to be taken by us or matters related to us upon request of the Board or the Nominating or Corporate Governance Committee, which may include conflicts of interest.

The Board has adopted a written charter for the Conflicts Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

The Conflicts Committee consists of all non-management Trustees of the Board.  At each meeting, the members of the Conflicts Committee choose a presiding member for such meeting, based upon the topics to be discussed.  The Conflicts Committee met or acted through unanimous written consent three times during the 2009 fiscal year.

Independence of Trustees

Pursuant to the Nominating and Corporate Governance Committee’s Charter, the Committee undertook its annual review of Trustee independence in March 2010.  During this review, the Committee considered transactions and relationships between each Trustee or any member of his or her immediate family and the Trust and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” below. The Committee also examined transactions and relationships between Trustees or their affiliates and members of our senior management or their affiliates.  The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the Trustee is independent in accordance with Section 303A.02(a) and (b) of the listing standards of the New York Stock Exchange.  In particular, the Committee reviewed with counsel responses given by the Trustees in their Trustee Questionnaires, asked counsel if he was aware of any relationships between the Trustees and us or our affiliates and reviewed the bright-line independence tests set forth in Section 303A.02(b).

As a result of this review, the Board affirmatively determined that each of Messrs. Blasberg, Goldberg, McWilliams, Seidler and Zalkind are independent of the Trust and its management in accordance with Section 303A.02(a) and (b) of the listing standards of the New York Stock Exchange.  Mr. Ashner and Ms. Tiffany are not considered independent because they serve as our executive officers as well as their ownership interest in FUR Advisors.  See “Certain Relationships and Related Transactions” below.

Trustee Nominating Process

The Nominating and Corporate Governance Committee will consider written recommendations from shareholders for nominees to the Board.  A shareholder who wishes to recommend a person to the Nominating and Corporate Governance Committee for nomination by the Trust must submit a written notice by mail to the Nominating and Corporate Governance Committee c/o the Trust’s Secretary, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.  Such a written recommendation must be received no later than 120 days in advance of the annual meeting of shareholders and should include the information required by ARTICLE, Section 7 of the Trust’s Bylaws including (i) the candidate’s name, business address and other contact information, (ii) a complete description of the candidate’s qualifications, experience, background and compensation (if any) from the Trust, as would be required to be disclosed in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, and (iii) a signed statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as a Trustee if elected.

The Nominating and Corporate Governance Committee recommends nominees for election to the Board based on a number of criteria including:

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Current knowledge of, and contacts in, the Trust's industry or other industries relevant to the Trust's business or the geographic locations of the Trust’s assets;

•	Ability and willingness to commit adequate time to Board and committee matters;

•	The fit of the individual's skills and personality with those of other Trustees and potential Trustees in building a Board that is effective, collegial and responsive to the needs of the Trust; and

•	Diversity of viewpoints, experience and other demographics.

There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluate a candidate who is recommended for nomination for membership on the Board by a shareholder.  The Nominating and Corporate Governance Committee has not received any recommended nominations from any of the Trust’s shareholders in connection with the Annual Meeting.

The Nominating and Corporate Governance Committee identifies potential nominees for trustee through a variety of business contacts, including current executive officers, Trustees and shareholders.  The Nominating and Corporate Governance Committee may, to the extent it deems appropriate, retain a professional search firm and other advisors to help identify potential nominees for Trustee.

The Nominating and Corporate Governance Committee evaluates candidates to the Board by reviewing their biographical information and qualifications.  If the Nominating and Corporate Governance Committee determines that a candidate is qualified to serve on the Board, such candidate is interviewed by at least one member of the Nominating and Corporate Governance Committee and the Chief Executive Officer.  Members of the Board also have an opportunity to interview qualified candidates.  As described above, the Nominating and Corporate Governance Committee will also consider candidates recommended by shareholders.  The Nominating and Corporate Governance Committee then determines, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the Trust nominate a candidate for approval by the shareholders to fill a Board position.  With respect to an incumbent Trustee whom the Nominating and Corporate Governance Committee is considering as a potential nominee for re-election, the Nominating and Corporate Governance Committee reviews and considers the incumbent Trustee’s service to the Trust during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Trust in addition to such person’s biographical information and qualifications.  The Nominating and Governance Committee gives consideration to a wide range of diversity factors as a matter of practice when evaluating candidates to the Board and incumbent Trustees, but the Committee does not have a formal policy regarding Board diversity.

In evaluating candidates to the Board, the Nominating and Corporate Governance Committee also takes into account the skill sets that are needed to balance and complement the skill sets of other candidates and members of the Board, and the skills and expertise of a candidate that facilitate the Trust’s compliance with the rules of the Securities and Exchange Commission and New York Stock Exchange.

Communication with Trustees

Shareholders and any other interested party wishing to communicate with the Board may do so in one of four ways - in person at our annual Shareholders meeting, by mail, by telephone or via the internet.  Any Shareholder can mail correspondence to any Trustee, or the Board as a whole, by addressing it to our outside general counsel, Post Heymann & Koffler, LLP, Two Jericho Plaza, Wing A, Suite 211, Jericho, New York 11753, Attention:  David J. Heymann.  After the mail is opened and screened for security purposes, it will be logged in, and (other than mail that Mr. Heymann determines to be trivial or obscene) then forwarded to the particular Trustee identified, or the Board as a whole, as requested in the Shareholder's correspondence.  Trivial items will be delivered to the Trustees at the next scheduled Board meeting.  Obscene items will not be forwarded.

Shareholders and any other interested party wishing to communicate only with non-management Trustees may do so in the manner described above or by calling toll free at 866-241-4955 or via the internet through the Governance page on our website, www.winthropreit.com.  All communications through the toll-free number or our website are forwarded solely to Mr. Heymann and will be handled in the same manner as written correspondence described above.

Compensation of Trustees

The following table sets forth a summary of the compensation received by our non-officer Trustees during 2009:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total

Arthur Blasberg, Jr.	$78,000	-	-	-	$78,000
Talton Embry(1)	$15,000	-	-	-	$15,000
Howard Goldberg	$48,000	-	-	-	$48,000
Thomas McWilliams	$30,000				$30,000
Bradley Scher(2)	$30,000	-	-	-	$30,000
Lee Seidler(3)	$23,500				$23,500
Steven Zalkind	$39,500	-	-	-	$39,500

(1)	Term as a Trustee expired effective May 21, 2009
(2)	Term as a Trustee expired November 3, 2009
(3)	Elected as a Trustee effective May 21, 2009

Effective January 1, 2010, the current non-officer Trustees, Messrs. Blasberg, Goldberg, McWilliams, Seidler and Zalkind, each receive $45,000 annually for their services as Trustees, $500 for each Board or committee meeting they attend in person, and $250 for each Board or committee meeting they attend telephonically.  In addition, each member of the Audit Committee (other than the chairman) receives $10,000 annually for serving on the Audit Committee and the chairman of the Audit Committee receives an additional $30,000 annually.  Trustees who are also our officers receive no compensation for serving on the Board.  However, all Trustees are reimbursed for travel expenses and other out-of-pocket expenses incurred in connection with their service on the Board and its committees.

CODE OF ETHICS

We have adopted a Code of Ethics, which is applicable to all Trustees and our executive officers, including the principal executive officer, the principal financial officer and the principal accounting officer, as well as FUR Advisors and its employees.  The Code of Ethics can be obtained upon request from our Secretary and at our website www.winthropreit.com in the Governance section under link “Charters”.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing independent, objective oversight of the Trust’s accounting functions and internal controls.  The Audit Committee is comprised of three Trustees, each of whom is “independent” as defined by the existing New York Stock Exchange listing rules and Securities and Exchange Commission rules.  Members of the Audit Committee must also satisfy the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934.

Management is responsible for the Trust’s internal controls and financial reporting process.  The Trust’s independent registered public accounting firm is responsible for performing an independent audit of the Trust’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the Trust’s audited consolidated financial statements for the fiscal year ended December 31, 2009, with the Trust’s management, and also has discussed with PricewaterhouseCoopers LLP (“PwC”), the Trust’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received both the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PwC that firm’s independence.

Based on the Audit Committee’s discussions with management, the Trust’s internal auditor and PwC, the Audit Committee recommended to the Trust’s Board of Trustees that the Trust’s audited consolidated financial statements for the fiscal year ended December 31, 2009 be included in the Trust’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission in March 2010.

Members of the Audit Committee

Arthur Blasberg, Jr. (Chairman)
Howard Goldberg
Lee Seidler

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Exchange Act that might incorporate Securities and Exchange Commission filings, in whole or in part, the foregoing Audit Committee Report will not be incorporated by reference into any such filings.

COMPENSATION DISCUSSION AND ANALYSIS

General

As described above under “Compensation Committee” on page 9 of this Proxy Statement, the Compensation Committee is responsible for recommending to the Board the compensation policies and arrangements for the Trust's officers, Trustees, advisors and affiliates.  The Compensation Committee acts pursuant to the Compensation Committee Charter and is comprised of three members who are independent within the meaning of Section 303A.02 of the listing standards of the New York Stock Exchange.  A copy of the Compensation Committee Charter is available upon request from the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114 and at our website www.winthropreit.com.

Executive Compensation Principles

We do not provide any remuneration to our executive officers and do not have any direct employees.  We retain FUR Advisors to provide substantially all of our asset management, accounting and investor services.

At present, the Compensation Committee reviews annually the terms of the advisory agreement with FUR Advisors to determine their consistency with market terms and whether the retention of an outside advisor is more favorable to us than retaining direct employees.  The Compensation Committee reviews the fees payable to FUR Advisors in comparison to the general and administration costs of other public real estate investment trusts.  Based on its review, the Compensation Committee recommended to the Board that the advisory agreement with FUR Advisors be renewed.

If we were to retain our executive officers directly, the Compensation Committee would, in making its compensation recommendations to the Board likely consider (1) the potential holding periods of our assets, (2) the number of individual investments held by us, (3) the amount of asset management required with respect to our assets, (4) our overall investment prospects and our short and long-term business plan, and (5) with respect to a specific executive officer, such officer's responsibilities, experience and overall performance.  The Compensation Committee would further seek to attract and retain highly qualified executives and to motivate them to work together as a team to maximize our financial performance on an annual and long-term basis thereby resulting in increase shareholder value.

Share Options/Grants

From March 2005 to May 2007, no share option or share grant plans were in effect pursuant to which we could issue options.  In May 2007, our Shareholders approved the Winthrop Realty Trust 2007 Long Term Incentive Plan pursuant to which share options or share grants can be granted.  No such share options or share grants have been granted under the plan.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is comprised entirely of independent Trustees.  The Compensation Committee has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee

Steven Zalkind (Chairman)
Thomas McWilliams
Lee Seidler

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Exchange Act that might incorporate Securities and Exchange Commission filings, in whole or in part, the foregoing Audit Committee Report will not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There were no relationships among members of the Compensation Committee, members of the Board or our executive officers who served during our 2009 fiscal year that require disclosure under Item 407(e)(4) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  All current members of the Compensation Committee are considered independent under our Corporate Governance Guidelines.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 31, 2010 (except as otherwise indicated) regarding the ownership of our Common Shares by (i) each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Shares, (ii) each Trustee, (iii) each executive officer named herein, and (iv) all current executive officers and Trustees as a group.  Except as otherwise indicated, each such Shareholder has sole voting and investment power with respect to the shares beneficially owned by such Shareholder.  As of March 31, 2010, there were 21,137,268 Common Shares outstanding.

Name and Address of Beneficial Owner	Position with the Trust	Amount and Nature of Beneficial Ownership		Percent of Class
FUR Investors, LLC (1) FUR Holdings LLC WEM-FUR Investors LLC	--	3,043,632		14.4%

John Alba (1)	Chief Investment Officer	2,950	(4)	(4)

Michael L. Ashner(1)	Chairman and CEO	3,144,550	(2)	14.9%

Arthur Blasberg, Jr. (3)	Trustee	28,000		*

Peter Braverman(1)	Executive Vice President	6,166	(4)	(4)

Howard Goldberg (3)	Trustee	64,135		*

Thomas F. McWilliams(3)	Trustee	--		*

Lee Seidler	Trustee	2,571		*

Thomas Staples(3)	Chief Financial Officer	--	(4)	(4)

Carolyn Tiffany(3)	President and Trustee	9,410	(4)	(4)

Steven Zalkind(3)	Trustee	13,725		*

All Trustees, Trustee nominees and executive officers as a group		3,271,507		15.5%

Fairholme Capital Management, LLC(5) Fairholme Funds, Inc. Bruce R. Berkowitz	--	5,012,070	(5)	23.7%(5)

The Vangaurd Group Inc.(6)	--	1,125,273	(6)	5.3%
*Less than 1%

(1)	The address for each of FUR Investors LLC, FUR Holdings LLC, WEM-FUR Investors LLC, Mr. Alba, Mr. Ashner and Mr. Braverman is Two Jericho Plaza, Wing A, Suite 111, Jericho, NY 11753

(2)
Comprised of 3,043,632 shares owned by FUR Investors LLC, 60,256 shares held directly by Mr. Ashner and 40,662 shares held by The Ashner Family Evergreen Foundation, a New York not for profit corporation (the “Foundation”).  Mr. Ashner is the managing member of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors LLC.  As such, Mr. Ashner may be deemed to beneficially own all shares owned by FUR Investors.  Mr. Ashner is a director of the Foundation and, as such, may be deemed to beneficially own all shares owned by the Foundation.

(3)	The address for each of Messrs. Blasberg, Goldberg, McWilliams, Seidler, Staples and Zalkind and Ms. Tiffany is c/o of Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, MA 02114.

(4)
Messrs. Alba, Braverman, and Staples and Ms. Tiffany are members of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors LLC.  Accordingly, Messrs. Alba, Braverman and Staples and Ms. Tiffany have an indirect pecuniary interest in approximately 25,694, 60,778, 40,698 and 45,000, respectively, of the Common Shares owned by FUR Investors LLC.  However, Messrs. Alba, Braverman and Staples and Ms. Tiffany do not exercise investment control over the shares held by FUR Investors LLC.  Accordingly, Messrs. Alba, Braverman and Staples and Ms. Tiffany are not deemed to beneficially own any of such shares under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended.

(5)
The address for Fairholme Capital Management, LLC (“Fairholme”) , Fairholme Funds, Inc. and Mr. Berkowitz is c/o Fairholme Capital Management, LLC, 4400 Biscayne Boulevard, 9th Floor, Miami, FL 33137.  Information is derived from the 13-G/A filing by Fairholme, Fairholme Funds, Inc. and Mr. Berkowitz with the Securities and Exchange Commission on February 16, 2010 and subsequent conversion of Series C Preferred Shares to Common Shares.

(6)
The address for The Vanguard Group Inc. (“Vanguard”) is 100 Vanguard Avenue, Malvern, Pennsylvania 19355.  Information is derived from the 13-G/A filing by Vanguard with the Securities and Exchange Commission on February 8, 2010.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, Trustees and persons who beneficially own greater than 10% of a registered class of our equity securities to file certain reports which we refer to as “Section 16 Reports” with the Securities and Exchange Commission with respect to ownership and changes in ownership of our Common Shares and other equity securities.  Based solely on our review of the Section 16 Reports furnished to us as well as written representations from certain reporting persons, our officers, Trustees and greater than 10% beneficial owners, such persons have complied with all Section 16(a) requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FUR Advisors administers our business pursuant to the terms of an advisory agreement.  FUR Advisors is controlled by and partially owned by our executive officers.  Pursuant to the terms of the advisory agreement, FUR Advisors is responsible for providing asset management services to us and coordinating with our Shareholder transfer agent and property managers.  During 2009, the quarterly base management fee payable to FUR Advisors for providing such services equaled (i) 1.5% of the “issuance price” of our issued and outstanding equity securities plus (ii) .25% of any equity contribution by a third party to a joint venture managed by us.  For purposes of the calculating the fee for 2009, (i) the “issuance price” of all Common Shares and Series B-1 Preferred Shares issued and outstanding as of January 1, 2009 equaled $11.00 per Common Share and $25.00 per Series B-1 Preferred Share, respectively, (ii) no effect was given to any subsequent conversions, redemptions or repurchases of the Series B-1 Preferred Shares and (iii) the “issuance price” of any future issuances of Common Shares or preferred shares will equal their actual issuance price.  Effective January 1, 2010, the Advisory Agreement was amended to revert the determination of the issuance price of Common Shares back to the pre 2009 definition, that is, the actual issuance price of such Common Shares.  This change will result in an increase to the annual advisory fee payable to FUR Advisors of approximately $2,100,000, which increase will be phased in with 54% of the increase being paid during 2010 and then 100% of the increase being paid commencing in 2011

FUR Advisors is also entitled to receive (i) property and construction management fees at commercially reasonable rates as determined by the Compensation Committee and independent Trustees and (ii) an incentive fee.  The incentive fee entitles FUR Advisors to receive (a) an amount equal to 20% of all distributions paid on our Common Shares after December 31, 2003 in excess of the Threshold Amount, hereinafter defined, and, (b) upon the termination of the advisory agreement, an amount equal to 20% of our “liquidation value” in excess of the Threshold Amount at the termination date.  As defined in the advisory agreement, the Threshold Amount is equal to (x) $71,300,000, increased by the net issuance price of all of our Common Shares, with an adjustment for preferred shares converted, issued after December 31, 2003, and decreased by the redemption price of all our Common Shares redeemed after December 31, 2003, plus (y) a return on the amount, as adjusted, set forth in (x) equal to 7% per annum compounded annually.  As December 31, 2009, the Threshold Amount was approximately $394,205,000, which was equivalent to $17.68 for each of our Common Shares on a fully diluted basis.  The incentive fee is reduced by any direct damages to us if the advisory agreement is terminated by us for cause.   No incentive fee was payable during the year ended December 31, 2009.  If the Advisory Agreement were terminated, the actual incentive fee payable would be based on an appraised valuation or the liquidation proceeds received for our assets, which may be substantially in excess of the amount calculated based on the market price of the Common Shares

Winthrop Management L.P., an affiliate of FUR Advisors and our executive officers, provides property management responsibilities for certain of our properties.  Pursuant to the terms of the property management agreement, Winthrop Management L.P. receives a fee equal to 3% of the monthly revenues of such properties.

The following table sets forth the fees and reimbursements paid by us for the years ended December 31, 2009, 2008 and 2007 to FUR Advisors and Winthrop Management L.P.:

	2009		2008		2007
Asset Management (1)	$3,233,000	(3)	$5,616,000	(4)	$5,263,000	(5)
Property Management (2)	262,000		264,000		269,000
Construction Management (2)	38,000		23,000		9,000

(1) Payable to FUR Advisors
(2) Payable to Winthrop Management L.P.
(3) Before a credit of $255,000, discussed below
(4) Before credit of $1,763,000, described below
(5) Before credit of $189,000, described below

In connection with the resignation by Michael L. Ashner, the Trust’s Chairman and Chief Executive Officer, as an officer and trustee of Lexington which was effective March 20, 2008, the Trust consented to FUR Advisors entering into a consulting agreement with Lexington pursuant to which FUR Advisors was to provide consulting services to Lexington through December 31, 2008.  For providing these services, FUR Advisors was entitled to a fee of $1,500,000, which we refer to as the “Consulting Fee”, which was to be paid in monthly installments of approximately $167,000, and the Trust received a credit against the base management fee payable by the Trust to FUR Advisors equal to the Consulting Fee.  Accordingly, the Trust received a credit of $1,500,000 for the year ended December 31, 2008.

WRP Sub-Management LLC, which we refer to as “WRP Sub-Management”, an affiliate of FUR Advisors, has been retained to provide accounting, collateral management and loan brokerage services to Lex-Win Concord LLC, which we refer to as Concord, and its subsidiaries.  WRP Sub-Management received reimbursement of direct and indirect expenses totaling $1,108,000, $1,402,000 and $2,571,000 for the years ended December 31, 2009, 2008 and 2007, respectively, in accordance with the terms of the agreement.  Of these amounts, $511,000, $526,000 and $378,000 were paid to reimburse it for costs associated with providing accounting and other “back-office” services for the benefit of Concord, which we refer to as the “Affiliate Amount”.  Because the Trust pays an advisory fee to FUR Advisors whereas the other member in Concord does not, the advisory fee payable to FUR Advisors by the Trust is reduced by 50% of the Affiliate Amount to ensure equal treatment of the Trust with respect to the reimbursements paid by Concord.  For the years ended December 31, 2009, 2008 and 2007, the Trust received and utilized a credit of $255,000, $263,000 and $189,000, respectively, against the base management fee.

In connection with the merger of Newkirk with and into Lexington Corporate Properties Trust, the advisory agreement between NKT Advisors (an affiliate of FUR Advisors) and Newkirk was terminated, and NKT Advisors received a payment of $5,500,000 attributable to its incentive fee.  As a result of the incentive fee being paid by Newkirk and in accordance with our advisory agreement with FUR Advisors, we received a $4,400,000 credit (80% of total fee paid) to be utilized on a go forward basis in offsetting the quarterly advisory fees payable under the advisory agreement or in cash if the credit was not fully utilized.  We utilized $3,241,000 of this amount to offset the base management fee payable for the year ended December 31, 2007.  As of December 31, 2007, we had fully utilized the credit to offset future base management fees.

SHAREHOLDER PROPOSALS

Any Shareholder proposals intended to be presented at the 2011 Annual Meeting of Shareholders must be received by us for inclusion in our proxy statement and form of proxy relating to that meeting on or before January 11, 2011.  In addition, under our By-laws, Shareholders must comply with specified procedures to nominate persons for election as Trustees or introduce an item of business at an annual meeting.  Trustee nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by us not less than 120 days in advance of an annual meeting.  To be in proper written form, a Shareholder’s notice must contain the specific information required by our By-laws.  A copy of our By-laws, which specifies the advance notice procedures, can be obtained from us by request to the Trust’s Secretary and are also available on the Trust’s web-site in the Governance section under By-Laws.  Any Shareholder who wishes to submit a Shareholder proposal, should send it to, Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, Attention:  Trust’s Secretary.

ANNUAL REPORT

Copies of our Annual Report for the fiscal year ended December 31, 2009 are being mailed to Shareholders of record on the Record Date together with this Proxy Statement.  Additionally, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities Exchange Commission, is available to Shareholders on our website, www.winthropreit.com in the Investor Relations section under the link SEC Filings, and also may be obtained by Shareholders without charge by written request to Beverly Bergman, c/o FUR Advisors LLC, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

           The delivery rules regarding proxy statements and annual reports may be satisfied by delivering a single copy of a proxy statement and annual report or notice of availability of these materials to an address shared by two or more Shareholders. This method of delivery is referred to as “householding.”  Currently, we are not householding for registered Shareholders, but brokers, dealers, banks or other entities which hold Common Shares in “street name” for beneficial owners of Common Shares and which distribute proxy statements and annual reports or notice of availability of these materials they receive to beneficial owners may be householding.  Such brokers, dealers, banks or other entities may deliver only one proxy statement and annual report or notice of availability to certain multiple Shareholders who share an address, unless the Trust or such other distributor has received contrary instructions from one or more of those Shareholders.  We undertake to deliver promptly upon request a separate copy of the proxy statement and/or annual report or notice of availability of these materials to a shareholder at a shared address to which a single copy of these documents was delivered.  If you hold shares of Common Shares as a registered shareholder and prefer to receive separate copies of a proxy statement or annual report or notice of availability either now or in the future, please send a written request to the Trust’s Secretary, Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.  Shareholders who hold Common Shares through a broker, dealer, bank or other entity, who share an address and are receiving multiple copies of annual reports or proxy statements or notices of availability and who prefer to receive a single copy of such material, either now or in the future, can request delivery of a single copy of a proxy statement, annual report and/or or notice of availability, as requested, by contacting such broker, dealer, bank or other entity.

MISCELLANEOUS

As of the date of this Proxy Statement, the Board does not know of any other matter to be brought before the Annual Meeting.  However, if any other matters not mentioned in the Proxy Statement are brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form or otherwise act, in respect of such matters, in accordance with their best judgment.

We have retained MacKenzie Partners, Inc. to aid in the solicitation of proxies.  MacKenzie Partners, Inc. will receive a fee as well as reimbursement for certain out of pocket expenses incurred by them in connection with their services, all of which will be paid by us.  All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by us. In addition to solicitation of proxies by use of the mails, our Trustees, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview. We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

It is important that proxies be returned promptly or that you vote by telephone or the internet.  Shareholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

Electronic Voting Instructions
You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 11, 2010.
Vote by Internet
• Log on to the Internet and go to www.envisionreports.com/FUR2010
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card
Ú IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

A	Proposals — The Board of Trustees recommends a vote FOR all the nominees listed and FOR Proposal 2.
1.	ELECTION OF TRUSTEES - to serve for a term of one year and until their respective successors shall be elected and shall qualify.
	Nominees:		01 - Michael L. Ashner 05 - Lee Seidler	02 - Arthur Blasberg, Jr. 06 - Carolyn Tiffany			03 - Howard Goldberg 07 - Steven Zalkind				04 - Thomas F. McWilliams

	☐		Mark here to vote FOR all nominees

	☐		Mark here to WITHHOLD vote from all nominees
								01	02	03	04	05	06	07
	☐		For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.					☐	☐	☐	☐	☐	☐	☐

				For	Against	Abstain
2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2010 fiscal year.			☐	☐	☐	3.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.				Signature 1 — Please keep signature within the box.				Signature 2 — Please keep signature within the box.

	/	/

YOUR VOTE IS IMPORTANT

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to Computershare Investor Services at P.O. Box 43101, Providence RI 02940-3101, so your shares are represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

Ú IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

Proxy — Winthrop Realty Trust

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS — MAY 11, 2010

Proxy is Solicited On Behalf of the Board of Trustees

The undersigned hereby appoints Michael L. Ashner and Carolyn Tiffany or either of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all common shares of beneficial interest which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders (including all adjournments thereof) of WINTHROP REALTY TRUST to be held on Tuesday, May 11, 2010 at 11:00 a.m. at the offices of Katten Muchin Rosenman, 575 Madison Avenue, 15th Floor, New York, New York 10022.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR proposals 1 and 2 and in the discretion of said proxy on any other matters which may come before the meeting or any adjournments thereof. The Board of Trustees recommends a vote FOR all proposals.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)